UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2007


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                  88-0219860

(State or other jurisdiction of                           (IRS Employer
Incorporation or organization)                            Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On February 28, 2007, Synagro Technologies, Inc. (the "Company") issued a press release announcing its results of operations for the three and twelve months ended December 31, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.   Exhibits

(c)  Exhibits

       99.1 Press release dated February 28, 2007, issued by the Company announcing fourth quarter and fiscal 2006 results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: February 28, 2007

                                         SYNAGRO TECHNOLOGIES, INC.

                                         By:        /s/ J. PAUL WITHROW
                                             -----------------------------------
                                             (Senior Executive Vice President &
                                                  Chief Financial Officer)

                                  EXHIBIT INDEX


99.1 Press release dated February 28, 2007 issued by the Company announcing fourth quarter and fiscal 2006 results.